UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2020

 ____________________________________________________________________
OASIS MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in its charter)

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Delaware	001-38212	47-1208855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	OMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2020, OMP Operating LLC (“OMP Operating”) and Oasis Midstream Partners LP (the “Partnership”), and the guarantors party thereto executed a Waiver, Discharge and Forgiveness Agreement and Forbearance Extension (the “Waiver and Forbearance Agreement”) relating to the Credit Agreement among OMP Operating, the Partnership, Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Lenders”), dated as of September 25, 2017, as amended (the “Credit Agreement”). Pursuant to the Waiver and Forbearance Agreement, OMP Operating, the Partnership, the Administrative Agent and the Lenders agreed, among other things, to (x) amend the Limited Waiver to Credit Agreement dated as of May 15, 2020, by and among OMP Operating, the Partnership, the guarantors party thereto, the Administrative Agent and the Lenders (the “Spring 2020 Waiver”) to extend the period of time that the Administrative Agent and the Lenders would agree to forbear from demanding payment of certain default interest attributed to the occurrence of certain events of default under the Credit Agreement (such default interest, the “Specified Default Interest”); and (y) waive, discharge and forgive the Specified Default Interest. Under the terms of the Waiver and Forbearance Agreement, the Administrative Agent and the Lenders agreed to forbear from demanding payment of the Specified Default Interest until the earlier to occur of (i) any additional event of default under the Credit Agreement and (ii) the occurrence of the maturity date provided for in the Senior Secured Superpriority Debtor-In-Possession Revolving Credit Agreement, to be entered into on or around September 30, 2020, among Oasis Petroleum North America LLC (“Oasis”), the other parties party thereto, each of the lenders thereto and Wells Fargo Bank, N.A., as administrative agent and issuing bank (the “DIP Credit Agreement”). The effectiveness of the waiver, discharge and forgiveness of the Specified Default Interest is subject to certain conditions, namely, effectiveness of a chapter 11 plan of Oasis and certain of its subsidiaries as well as the maintenance of Oasis’ and certain of its subsidiaries’ material contracts.

On September 29, 2020, OMP Operating LLC, a Delaware limited liability company (“OMP”), and Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), entered into Amendment No. 1 (the “Bobcat Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Bobcat Devco LLC (“Bobcat”). The Bobcat Amendment provides that no member of Bobcat will cease to be a member thereof upon the happening of any event specified in Section 18-304 of the Delaware Limited Liability Company Act (as amended, supplemented or restated from time to time) (the “DLLCA”).

On September 29, 2020, OMP and OMS, entered into Amendment No. 1 (the “Beartooth Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Beartooth Devco LLC (“Beartooth”). The Beartooth Amendment provides that no member of Beartooth will cease to be a member thereof upon the happening of any event specified in Section 18-304 of the DLLCA.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the text of the Waiver and Forbearance Agreement, the Bobcat Amendment and the Beartooth Amendment, which are attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On September 29, 2020, OMS Holdings LLC, a Delaware limited liability company, the managing member of OMP GP LLC, a Delaware limited liability company and the general partner (the “General Partner”) of the Partnership entered into the First Amendment (the “LLCA Amendment”) to the Amended and Restated Limited Liability Company Agreement of the General Partner (the “Agreement”). The LLCA Amendment, which is effective as of September 29, 2020, eliminates Section 3.4 of the Agreement and provides that no member of the General Partner will cease to be a member thereof upon the happening of any event specified in Section 18-304 of the DLLCA, including the bankruptcy filing of a member.

The LLCA Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description of Exhibit

3.1	First Amendment to the Amended and Restated Limited Liability Company Agreement of OMP GP LLC.
10.1	Waiver, Discharge And Forgiveness Agreement And Forbearance Extension Agreement, dated September 29, 2020, among OMP Operating, the Partnership, the Administrative Agent and the guarantors party thereto.
10.2	Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of Bobcat DevCo LLC, dated as of September 29, 2020, by and between OMP Operating LLC, as the managing member, and Oasis Midstream Services LLC, as a member.
10.3	Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of Beartooth DevCo LLC, dated as of September 29, 2020, by and between OMP Operating LLC, as the member, and Oasis Midstream Services LLC, as the original member.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS MIDSTREAM PARTNERS LP (Registrant)

Date: September 30, 2020	By:	OMP GP LLC, its general partner

	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary